Liquidity	12 Months Ended
Sep. 30, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity

Note 2 - Liquidity

The Company has incurred recurring net cash outflows in operating activities since inception and has funded its operations primarily from public offerings. The Company had an accumulated deficit of approximately $25.1 million and $15.4 million as of September 30, 2025 and 2024, respectively. The Company had net losses of approximately $9.6 million, $1.3 million and $2.3 million for the years ended September 30, 2025, 2024 and 2023, respectively.

For the year ended September 30, 2025, Net proceeds from the IPO, September 2025 Public Offering and the exercise of total Series A Warrants and Series B Warrants were $9.1 million, $5.3 million and $4.5 million, respectively.

As of September 30, 2025, the Company has approximately $9.9 million of unrestricted cash. In addition, the Company will need to maintain its operating costs at a level through strict cost control and budget to ensure operating costs are minimized and will not exceed such aforementioned sources of funds to continue as a going concern for a period within 12 months after the issuance of its consolidated financial statements.

The Company believes that available cash, together with the efforts from aforementioned management plan and actions will be sufficient to support its continuous operations and to meet its payment obligations when liabilities fall due within the next twelve months from the date of issuance of these consolidated financial statements. As a result, no substantial doubt about the Company’s ability to continue as a going concern existed as of September 30, 2025.